Exhibit 10.2



                                 PROMISSORY NOTE

US$1,411,705                                                   Orlando,  Florida
                                                               December 30, 2005

     FOR VALUE RECEIVED, AMERICAN LEISURE HOLDINGS, INC., a Nevada corporation company having an address at 2462 Sand Lake Road, Orlando, Florida 32809 ("AMLH"), promises to pay to the order of HARBORAGE LEASING CORPORATION, a New Hampshire corporation ("Holder"), the principal sum of ONE MILLION FOUR HUNDRED ELEVEN THOUSAND SEVEN HUNDRED FIVE AND NO/100 ($1,411,705.00) DOLLARS. AMLH promises to pay interest on the principal amount hereof outstanding from time to time at the rate of 12.0% per annum; provided that AMLH promises to pay interest at the Default Rate (as defined below) on the principal amount hereof outstanding from and after the occurrence of an Event of Default (as defined below), until the said principal amount shall be fully paid. Interest shall be due and payable as hereinafter provided.

     1.  Definitions.  The following terms, as used in this Note, shall have the
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following  meanings,  which meanings shall be applicable equally to the singular and  the  plural  of  the  terms  defined:

     "Business  Day"  shall  mean  any  day  other  than a Saturday, Sunday or a
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holiday  on  which  most  banks  are  closed  in  Orlando,  Florida.

     "Default Rate" shall mean the lesser of 18.0% per annum or the highest rate
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of  interest  allowed  by  applicable  law.

     "Event  of  Default"  shall  mean  the occurrence of any one or more of the
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following  events or circumstances: (i) the failure of AMLH to make when due any payment required to be made under this Note; (ii) the failure of AMLH to perform or observe any condition or agreement contained in this Note which failure continues for ten (10) days after Holder gives AMLH notice thereof; (iii) AMLH shall cease doing business as a going concern; (iv) the commencement by or against AMLH of a voluntary or involuntary case under the Bankruptcy Code, as amended, 11 U.S.C. Sec.Sec.101 et. seq. (the "Bankruptcy Code"), and, with respect to any involuntary case, the same is not dismissed within thirty (30) days of its filing; (v) the initiation by or against AMLH of any other proceedings for reorganization, arrangement, readjustment or similar arrangement of any of its debts under any other law for the relief of debtors, whether state or federal, now or hereafter existing; (vi) the appointment of a receiver, custodian, trustee or similar official for AMLH or for all or substantially all of its assets or properties; (vii) the institution by AMLH of any proceeding for its dissolution or full or partial liquidation; or (viii) the death of any guarantor or surety for this Note.

     "Maturity  Date"  shall mean the earliest of: (i) the Stated Maturity Date;
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or  (ii)  the  date  upon  which  Holder  elects  to accelerate the indebtedness evidenced  by  this  Note  by  reason  of the occurrence of an Event of Default.

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     "Note"  shall  mean  this Note and any amendments, modifications, renewals,
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extensions  and  replacements  of  or  substitutions  for  this  Note.

     "Stated  Maturity  Date"  shall  mean  July  1,  2006.
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     2.  Applicable  Interest  Rate.  All agreements between AMLH and Holder are
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expressly  limited  so  that  in  no contingency or event whatsoever, whether by reason of advance of the proceeds hereof, acceleration of maturity of the unpaid principal balance hereof, or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance or detention of the money to be advanced hereunder (including all interest on this Note and the aggregate of any other amounts taken, reserved or charged pursuant to this Note) exceed the maximum rate allowable by applicable law. If, from any circumstance whatsoever, fulfillment of any provision hereof, at the time performance of such provision shall be due, shall cause the effective rate of interest upon the sums evidenced hereby to exceed the maximum rate of interest prescribed by applicable law at that time, then, the obligation to be fulfilled shall be reduced automatically to the extent necessary to comply with such applicable law, and if from any circumstance Holder shall receive as interest an amount which would exceed the highest lawful rate allowable under applicable law, such amount which would be excessive interest shall be refunded to AMLH or, at AMLH's option, applied to the reduction of the unpaid principal balance due hereunder and not to the payment of interest.

     3.  Payments.
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          (a)  On  the  Maturity  Date,  AMLH  will  pay in full the outstanding principal balance hereunder, together with all accrued interest under this Note.

          (b) Prior to the Maturity Date, any payments to Holder of principal and interest in respect of this Note shall be applied first to interest and then to principal; provided, however, that all payments received by Holder
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     after  the  Maturity  Date  shall be applied to principal, interest and all other sums payable under this Note in such order and amounts as Holder shall determine in its sole discretion.

          (c) All payments of interest, of principal and other sums owing hereunder shall be payable in lawful money of the United States of America in immediately available funds at c/o 585 Stewart Avenue, Room 409, Garden City, NY 11530 (or such other place as Holder or the holder of this Note may designate), without setoff, counterclaim or deduction of any kind.

     4.  Prepayment.  AMLH  shall have the right to prepay any portion of or the
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entire  unpaid  principal balance of this Note at any time and from time to time without penalty, subject to the requirement that AMLH first pays to Holder all accrued and unpaid interest through the date of such prepayment.

     5.  Applicable  Law.  This  Note  shall  be  governed  by  and construed in
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accordance  with  the  law  of  the  State  of  Florida,  without  regard to any conflict-of-laws rule or principle that would give effect to the law of another jurisdiction.

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     6.  Modifications.  This  Note  may  not  be  changed or terminated orally.
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     7.  Waiver.
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          (a)  AMLH  and any endorsers, sureties and guarantors hereof or hereon hereby waive presentment for payment, demand, protest, notice of non-payment or dishonor and protest, and agree to remain bound until the principal amount hereof outstanding and interest and all other sums owing hereunder are indefeasibly paid in full notwithstanding any extensions of time for payment which may be granted even though the period of extension be indefinite, and notwithstanding any inaction by, or failure to assert any legal right available to Holder.

          (b) It is further expressly agreed that any waiver by Holder, other than a waiver in writing signed by Holder, of any term or provision hereof, or of any right, remedy or power under this Note, shall not be controlling, nor shall it prevent or stop Holder from thereafter enforcing such term, provision, right, remedy or power, and the failure or refusal of Holder to insist in any one or more instances upon the strict performance of any of the terms or provisions of this Note shall not be construed as a waiver or relinquishment for the future of any such term or provision, but the same shall continue in full force and effect, it being understood and agreed that Holder's rights, remedies and powers under this Note are and shall be cumulative and are in addition to all other rights, remedies and powers of Holder in law or in equity or under any other agreement.

     8.  Successors. The term "Holder" shall mean the original payee or any then
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holder(s)  of  this  Note  from  time  to  time and its and their successors and assigns.

     9.  Costs  of Collection. AMLH shall pay all reasonable costs of collection
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when incurred, including, without limitation, the reasonable attorneys' fees, at both trial and appellate levels, and disbursements of Holder's counsel and other professionals employed by Holder and court costs, which costs may be added to the indebtedness evidenced hereby and shall be paid on demand, and after demand until paid, with interest thereon at the Default Rate, to the extent permitted by applicable law.

     10.  Miscellaneous.
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          (a)  AMLH  AND  (BY  ACCEPTANCE  HEREOF)  HOLDER  HEREBY  KNOWINGLY,
     VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTION OF AMLH OR HOLDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR HOLDER TO ACCEPT THIS NOTE.

          (b) In the event that any provision of this Note or the application thereof to AMLH or any circumstance in any jurisdiction governing this Note shall, to any extent, be invalid or unenforceable under any applicable

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     statute,  regulation  or  rule  of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Note and the application of any such invalid or unenforceable provision to parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable shall not be affected thereby nor shall same affect the validity or enforceability of any other provision of this Note.

          (c) Time is of the essence as to all dates set forth in this Note, subject to any applicable notice or grace period provided herein; provided,
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     however,  whenever  any  payment to be made hereunder shall be stated to be
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     due  on  a  day  other than a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be.

          (d) AMLH hereby agrees to perform and comply with each of the terms, covenants and provisions contained in this Note and in any instrument evidencing or securing the indebtedness evidenced by this Note on the part of AMLH to be observed and/or performed hereunder and thereunder. No release of any security for the sums due under this Note, or of any portion thereof, and no alteration, amendment or waiver of any provision of this Note or of any instrument or other document evidencing and/or securing any indebtedness evidenced by this Note made by agreement between Holder and any other person or party shall release, discharge, modify, change or affect the liability of AMLH under this Note or under such instrument or other document.

          (e) No act of commission or omission of any kind or at any time upon the part of Holder in respect of any matter whatsoever shall in any way impair the rights of Holder to enforce any right, power or benefit under this Note and no set-off, counterclaim, reduction or diminution of any obligation or any defense of any kind or nature which AMLH has or may have against Holder shall be available hereunder to AMLH.

          (f) The captions proceeding the text of the various paragraphs contained in this Note are provided for convenience only and shall not be deemed in any way to affect or limit the meaning or construction of any of the provisions hereof.

          (g)  AMLH  hereby  irrevocably:

               (i) submits, in any legal proceeding relating to this Note, to the non-exclusive in personam jurisdiction of any state or United States court of competent jurisdiction sitting in the State of Florida and agrees to suit being brought in any such court;

               (ii) waives any objection that AMLH may now or hereafter have to the venue of such proceeding in any such court located in Orange County, Florida or that such proceeding was brought in an inconvenient court;

               (iii) agrees to service of process in any such legal proceeding by mailing of copies thereof (by registered or certified mail, if

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          practicable)  postage  prepaid,  or  by  telecopier, to AMLH's address specified in the opening paragraph of this Note or such other address of which Holder shall have been notified in writing;

               (iv) agrees that nothing herein shall affect the right of Holder to effect service of process in any other manner permitted by law; and

               (v) agrees that Holder shall have the right to bring any legal proceedings (including a proceeding for enforcement of a judgment entered by any of the aforementioned courts) against AMLH in any other court or jurisdiction in accordance with applicable law.

          (h) All notices and other communications to AMLH provided for under this Note shall be in writing and mailed, telefaxed or hand-delivered, to AMLH's address specified in the opening paragraph of this Note. All such notices and other communications shall, when telefaxed or hand-delivered, be effective when received and, when mailed, be effective three (3) Business Days after being deposited in the mail.

          (i) No failure on the part of Holder to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or future exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and non-exclusive of any remedies provided by law.

     IN WITNESS WHEREOF, this Note has been duly executed by AMLH as of the day and year first above written.

                                        AMERICAN  LEISURE  HOLDINGS,  INC.


                                        By: /s/ Malcolm J. Wright
                                            --------------------------------
                                            Malcolm  J.  Wright, CEO

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